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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Bank of Boston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, William
J. Shea, Bradford H. Warner, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shares of the Corporation's Common Stock, par value $1.50 per share, to be issued pursuant to The Boston Bancorp Stock Option Plan, The Boston Bancorp 1989 Stock Option Plan and The Boston Bancorp 1994 Stock Option Plan, and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

        SIGNATURE                        TITLE                         DATE
        ---------                        -----                         ----

                               Chairman of the Board of
                               Directors, Chief Executive
                               Officer and President and
/s/ CHARLES K. GIFFORD         Director (Chief Executive           June 28, 1996
- ---------------------------    Officer)
   (Charles K. Gifford)

                               Vice Chairman, Chief
                               Financial Officer and
/s/ WILLIAM J. SHEA            Treasurer (Chief                    June 28, 1996
- ---------------------------    Financial Officer)
   (William J. Shea)


/s/ ROBERT T. JEFFERSON        Comptroller (Chief Accounting       June 28, 1996
- ---------------------------    Officer)
   (Robert T. Jefferson)


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        SIGNATURE                        TITLE                         DATE
        ---------                        -----                         ----

- ---------------------------             Director                   June   , 1996
     (Wayne A. Budd)

/s/ WILLIAM F. CONNELL                  Director                   June 28, 1996
- ---------------------------
   (William F. Connell)

/s/ GARY L. COUNTRYMAN                  Director                   June 28, 1996
- --------------------------
   (Gary L. Countryman)


- ---------------------------             Director                   June   , 1996
    (Alice F. Emerson)


- ---------------------------             Director                   June   , 1996
     (Thomas J. May)


- ---------------------------             Director                   June   , 1996
    (Donald F. McHenry)


- ---------------------------             Director                   June   , 1996
     (J. Donald Monan)

/s/ PAUL C. O'BRIEN                     Director                   June 28, 1996
- ---------------------------
   (Paul C. O'Brien)

/s/ JOHN W. ROWE                        Director                   June 28, 1996
- ---------------------------
   (John W. Rowe)

/s/ RICHARD A. SMITH                    Director                   June 28, 1996
- ---------------------------
   (Richard A. Smith)

/s/ WILLIAM C. VAN FAASEN               Director                   June 28, 1996
- ---------------------------
   (William C. Van Faasen)

/s/ THOMAS B. WHEELER                   Director                   June 28, 1996
- ---------------------------
   (Thomas B. Wheeler)


- ---------------------------             Director                   June   , 1996
    (Alfred M. Zeien)